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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): April 5, 2005

                    Theater Xtreme Entertainment Group, Inc.
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             (Exact name of Registrant as specified in its charter)

             Florida                   000-26845               65-0913583
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 (State or other jurisdiction of      (Commission           (I.R.S. Employer
  incorporation or organization)       File Number)         Identification No.)


    250 Corporate Boulevard, Suites E &F, Newark,
                      Delaware                               19702
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      (Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code:          (302) 455-1334
                                                             --------------

                        _________________________________
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01.  Entry into Material Definitive Agreement.

         On April 5, 2005, the Board of Directors of the Registrant and a majority of the shareholders of the Registrant adopted a 2005 Stock Option Plan (the "Plan"), which is attached to this Current Report on Form 8-K as Exhibit 10.1.


         The Plan provides for the grant of incentive stock options and nonstatutory stock options (collectively, "stock awards"). The Board and shareholders adopted the Plan to provide eligible employees of the Registrant an opportunity to acquire common stock of the Registrant. The Plan is designed to help the Registrant attract, retain and motivate employees to make substantial contributions to the success of the Registrant's business. The aggregate number of shares of common stock that may be issued pursuant to stock awards under the Plan is 1,400,000. The Board has the authority to administer the Plan and to determine the recipients, dates of grant, the numbers and type of stock awards to be granted, and the terms and conditions of the stock awards, including the periods of their exercisability and vesting.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

         On April 8, 2005, the Registrant elected David Hludzinski, James Ludlow, Justin Schakelman and H. Gregory Silber as new directors of the Registrant, with terms to expire in April 2006, or until their successors have been duly elected and qualified. Mr. Hludzinski, Mr. Ludlow, and Mr. Silber received options to purchase 50,000 shares of the Registrant's common stock at an exercise price of $0.35 per share as compensation for their role as directors.


Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

         On April 8, 2005, the Registrant's Board of Directors approved a change in the Registrant's fiscal year. The new fiscal year will begin on July 1 and end on June 30 of each year, effective with the year ending June 30, 2005. As reported in the Registrant's Current Report on Form 8-K filed with the Securities and Exchange Commission ("SEC") on February 16, 2005, the merger of Theater Xtreme, Inc,. into the Registrant that was effective on February 11, 2005 is considered, under accounting principles generally accepted in the United States, to be a capital transaction in substance, rather than a business combination. That is, the share exchange is equivalent to the issuance of stock by Theater Xtreme, Inc, for the new monetary assets of the Registrant, accompanied by a recapitalization, and is accounted for as a change in capital structure. Accordingly, the accounting for the share exchange will be identical to that resulting from a reverse acquisition, except no goodwill will be recorded. Under reverse takeover accounting, the post reverse acquisition comparative historical financial statements of the legal acquirer, the Registrant, are those of the legal acquiree, Theater Xtreme, Inc., which is considered to be the accounting acquirer. Consistent with the foregoing, the Registrant has determined to adopt the June 30 fiscal year of Theater Xtreme, Inc.

         In accordance with the position of the Accounting Staff Members in the SEC's Division of Corporation Finance as expressed in "Division of Corporation
Finance: Frequently Requested Accounting and Financial Reporting Interpretations and Guidance" dated March 31, 2001, because the Registrant elected to adopt the fiscal year of its accounting acquirer, no transition report is necessary.

Item 9.01.  Financial Statements and Exhibits

         (c)      Exhibits

Number                     Description of Document
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10.1                       2005 Stock Option Plan




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                      Theater Xtreme Entertainment Group, Inc.
                                      (Registrant)

April 11, 2005                        By:     /s/ Scott Oglum
                                              ------------------
                                      Name:   Scott Oglum
                                      Title:  President









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